EXHIBIT 10.2

                             PARTICIPATION AGREEMENT
                          GARDEN BANKS BLOCKS 346 & 390


     This Participation Agreement (the "Agreement") is made and entered into effective as of the 1st day of January, 2006, by and between Walter Oil & Gas Corporation ("Walter") and Ridgewood Energy Corporation, as manager of Ridgewood Energy S Fund LLC, ("Ridgewood") with all parties collectively referred to as "Parties", and individually referred to as "Party".

                                    RECITALS

     WHEREAS, Walter has entered into that certain farmout agreement dated effective November 7th 2005, ("Farmout Agreement") with Shell Offshore, Inc. ("Shell"), as Farmor, affecting all of Farmor's leasehold interest in Federal Leases OCS-G 23303 and OCS-G 23312 covering Garden Banks blocks 346 and 390, respectively, from the surface down to 22,350' TVD ("Leases"),


     WHEREAS, Walter desires to assign an undivided thirty percent interest in the Farmout Agreement to Ridgewood to jointly drill an "Initial Test Well" (as described in the Farmout Agreement),


     WHEREAS, Ridgewood desires to acquire an undivided thirty percent interest in the Farmout Agreement and participate in drilling the Initial Test Well, all in accordance with the terms of this Agreement.


     NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the Parties agree as follows:

                                    SECTION I
                                    ---------
                                   Definitions

     1.01 In addition to those terms defined elsewhere in this Agreement, terms defined in the Farmout Agreement shall have the same meaning when used herein.

                                   SECTION II
                                   ----------
                       Assignment and Assumption of Rights

     2.01 Upon obtaining Farmor's consent to assign if required under the Farmout Agreement, Walter shall be deemed to have assigned to Ridgewood an undivided thirty percent (30%) share of all of Walter's rights, benefits, duties, liabilities and obligations related to, arising out of, or in any way connected with the Farmout Agreement. Except as provided in Section 6.01, Walter represents that it has not transferred or encumbered the rights, interests or obligations transferred to Ridgewood hereunder.

     2.02 Ridgewood does hereby accept the assignment described in the immediately preceding paragraph and agrees to assume and be liable for an undivided thirty percent (30%) share of all of Walter's rights, benefits, duties, liabilities, and obligations related to, arising under, or in any way connected with the Farmout Agreement, as fully and effectively as though Ridgewood was a signatory party thereto.

                                   SECTION III
                                   -----------
                               Operating Agreement

     3.01 The parties agree that the controlling operating agreement shall be that certain operating agreement attached to the Farmout Agreement as Exhibit
"D" ("JOA") covering the Leases and naming Walter as operator of the Leases. Contemporaneous with the execution of this Agreement, Ridgewood agrees to adopt
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and ratify the JOA and shall become a signatory party thereto. All operations on the Initial Test Well and any and all subsequent operations on the Leases shall be conducted in accordance with the terms and provisions of the JOA. With respect to Ridgewood and Walter, if there are any conflicts between this Agreement and the JOA, the terms and provisions of this Agreement shall prevail and govern.

                                   SECTION IV
                                   ----------
                                Initial Test Well

     4.01 Subject to receipt of all necessary regulatory permits and approvals, the Parties agree to commence drilling operations for the Initial Test Well on the Leases on or before March 31St, 2006. The Initial Test Well shall be located and drilled to a proposed total depth as identified in the AFE attached hereto as Exhibit "A," which AFE shall be deemed ratified and approved by the parties hereto concurrent with their execution of this Agreement. As consideration for the opportunity to earn a Thirty Percent (30%) working interest in the Farmout Agreement and Leases, Ridgewood shall bear Sixty Percent (60%) of the costs to drill the Initial Test Well to casing point and through plugging and abandonment, if the Initial Test Well is not saved for production. This disproportionate cost sharing obligation shall be referred to as the "Promote." The Promote will be applicable to the dry hole costs of the Initial Test Well and will be limited to, 115% of the Initial Test Well's estimated dry hole cost as noted in the attached AFE, or reaching actual casing point, whichever is less. Notwithstanding anything to the contrary herein, the Promote will apply to the plugging and abandonment of the Initial Test Well or its substitute subject to the cap of 115% as noted herein. The Promote will also apply to any substitute well or sidetrack of the Initial Test Well until Walter has received 115% of the original AFE dry hole costs. After the Promote has, been satisfied, Ridgewood shall bear thirty percent (30%) of the costs and expenses associated with the Initial Test Well, or any substitute well.


     4.02 Walter represents that it has contracted the Ocean Lexington drilling rig at a day rate of $60,000.00 to drill the Initial Test Well and acknowledges that Ridgewood's willingness to pay the Promote is based, in part, upon this representation.

     4.03 Subject to reduction in accordance with Shell's reversionary rights, it is understood and agreed that Energy Resources Technology, Inc. will participate in the Initial Test Well to earn a 20% working interest in the Farmout Agreement, Leases and Initial Test Well.

     4.04 For clarification purposes only, there shall be no penalty(ies) assessable to either party hereto for failure of the Initial Test Well to be spudded on or before March 31St, 2006.


                                    SECTION V
                                    ---------
                         Assignment of Operating Rights

     5.01 Upon the earning of interests under the Farmout Agreement, Walter shall request the Farmor assign the earned interest directly into Walter and Ridgewood in their respective working interest shares. However, if the Farmor assigns 100% of the earned interest directly into Walter where Ridgewood is entitled to its working interest share, then the parties shall within 10 business days of Farmor having assigned to Walter, execute an assignment evidencing Ridgewood's proportionate ownership share of the earned interest.

                                   SECTION VI
                                   ----------
                                     Burdens

     6.01 Walter and Ridgewood shall each bear their respective working interest share of (i) the lease royalty, (ii) the overriding royalty interest or the 25% back-in and $2,000,000.00 credit, whichever is applicable, retained by Farmor pursuant to the terms of the Farmout Agreement and (iii) an overriding royalty interest to be retained by Walter ("Staff ORR") equal to 1 % of 8/8ths.
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                                       2

                                   SECTION VII
                                   -----------
                                     Notices

     7.01 All notices, requests or demands to be given under this Agreement shall be in writing and governed and directed to the representatives as specified below:

      Ridgewood Energy Corporation       Walter Oil & Gas Corporation
      11700 Old Katy Rd., Suite 280      1100 Louisiana Street, Suite 200
      Houston, Texas 77079               Houston, TX 77002
      Attn: Mr. W. Greg Tabor            Attn: Mr. Ron Wilson
      Phone: 281-293-8449                Phone: 713-659-1221
      Fax: 281-293-7705                  Fax: 713-756-1177


                                  SECTION VIII
                                  ------------
                           Internal Revenue Provision

     8.01 It is not the purpose or intention of this Agreement to create any partnership, mining partnership or association, and neither this Agreement nor the operations hereunder shall be construed as creating any such legal relationship; however, solely for income tax purposes only, the parties agree that this Agreement shall be governed in accordance with Article 20 ("Taxes") of the JOA.

                                   SECTION IX
                                   ----------
                                      Term

     9.01 This Agreement shall remain in effect for a term corresponding to the term of the JOA.

                                    SECTION X
                                    ---------
                                  Miscellaneous

     10.01 This Agreement, together with all of its exhibits, is intended by the Parties to be a complete and final statement of the agreement of the Parties with respect to the subject matter hereof, and supersedes any prior oral or written statements or agreements.

     10.02 Subject to all matters hereof, this Agreement shall be binding upon the Parties hereto and their respective successors and assigns.

     10.03 This Agreement maybe executed in any number of counterparts, each of which shall be valid and binding with respect to the signatories thereto, but only upon the execution by all signatories of this Agreement or a counterpart hereof.

     10.04 This Agreement shall be governed by the laws of the State of Texas except where the Maritime Laws of the United States of America are applicable. In the event that any dispute results in formal legal action, venue shall be appropriate in the federal or state courts of Harris County, Texas.
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

     10.05 In the event of a breach of this Agreement by any party hereto, the non-breaching party shall be entitled to all remedies available at law or equity, including but not limited to, specific performance, monetary damages and injunctive relief.

     10.06 Walter shall provide Ridgewood with full and complete access to Walter's files, records and data, so that Ridgewood may perform its due diligence review of Walter's acquisition, ownership and obligations associated with the Leases. Additionally, Walter shall provide Ridgewood with access to its technical data associated with the Leases, including seismic, maps, well data and geological data, subject however, to all confidentiality and data licensing restrictions.




     IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed effective as of the date first set forth above.

WITNESSES:                             WALTER OIL & GAS CORPORATION

/s/ Melissa Coronado                   By: /s/ Ron Wilson
-------------------------                  --------------------------
 Melissa Coronado                          Ron Wilson
                                           Vice President


WITNESSES:                             RIDGEWOOD ENERGY CORPORATION,
                                       as Manager of Ridgewood Energy S Fund LLC
/s/ Donna Ermis
-------------------------              By: /s/ W. Greg Tabor
                                           --------------------------
/s/ Randy Bennett                          W. Greg Tabor
-------------------------                  Executive Vice President


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

[LOGO OMITTED]
WALTER OIL & GAS CORPORATION

                            1100 LOUISIANA, SUITE 200
                             HOUSTON, TX 77002-5299

                            AUTHORITY FOR EXPENDITURE


AFE NO             PROPERTY NO             TOTAL AFE AMOUNT          TYPE OF AFB
E0560              T022301001                $21,485,600             Drilling


EXPLORATORY ________      DEVELOPMENT ________      OTHER (Describe)_________


PROSPECT/FIELD NAME  Garden Banks 346 (390)  LEASE/WELL NO. OCS-G23303 Well No.1
                   ------------------------                 --------------------

PROPOSED T.V.D      22,000'                            M.D. 23,620'
                   ------------------------                 --------------------

COUNTY/PAR1SH      Offshore                           STATE Texas
                   ------------------------                 --------------------

LOCATION
                   -------------------------------------------------------------

DESCRIPTION OF WORK TO BE PERFORMED Cost to drill a 32 degree directional hole.
                                    --------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 WORKING INTEREST OWNER        PERCENT WORKING INTEREST          W.I.OWNER SHARE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL                                          0.00000%                    $0.00
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Prepared by:      /s/ Randy Reese        Randy Reese     Date    26 January 2006
                  ----------------------------------             ---------------

Review by:        /s/ C. J. Locke        C. J. Locke     Date    26 January 2006
                  ----------------------------------             ---------------

Approved by:              J. C. Walter III President     Date
                  ----------------------------------             ---------------

                             JOINT INTEREST APPROVAL
This expenditure is approved including the well control insurance coverage provided by Walter Oil & Gas Corporation

Company                                proved by                    Date
        ------------------------                -------------------      -------

This expenditure is approved excluding the well control insurance coverage offered by Walter Oil & Gas Corporation. Proof of insurance coverage for our company is attached.

Company RIDGEWOOD ENERGY CORPORATION  Approved by  /s/ W G Tabor   Date 2/16/06
        ------------------------                   ---------------      -------

                         WALTER OIL AND GAS CORPORATION

                                    Drilling
                                AFE Cost Estimate

Field
Name: Garden Banks 346 (390)   OCS-G23303 Well  No. I    Prop. No. 7022301001
                                                           AFE No.       E0560
Project Description:                                       TVD           22,000'
Cost to drill a 32 degree directional hole.                MD            23,620'
                                                Exploratory: ______ Other:
                                                Development: ______

     INTANGIBLE DRILLING COSTS - (BCP)                                        $ ESTIMATED      $ ACTUAL

101  Surveys                                                     & Permits        10,000
102  Legal Fees                                                                        0
103  Location & Road Construction                                                      0
105  Surface Damages & Restoration                                                     0
110  Drilling Rig - Mobilization                                                 650,000
111  Drilling Rig - Demobilization                                               650,000
112  Rig Cost - Footage                    FT @                       $/FT             0
113  Rig Cost - Daywork                  92 Days @          $60,000   $/Day    5,520,000
114  Bits                                                                        170,000
115  Fuel, Power & Water                 92 Days @          $12,000   $/Day    1,104,000
117  Fishing Tools & Services                                                          0
118  Directional Tools & Services                                                800,000
120  Dock Services                       92 Days @             $800   $/Day       73,600
121  Rental - Downhole                                                            60,000
124  Rental - Surface Equipment                                                   60,000
129  Inspection & Testing - Specify                                                    0
131  Mud & Chemicals                                                           2,500,000
138  Waste Water Disposal/Vacuum Trucks                                           60,000
139  Contract Labor                                                               30,000
140  Transportation - Land                                                        70,000
141  Transportation -Aircraft                                                     45,000
142  Transportation - Boats               92 Days@           $25,000   /day    2,300,000
146  Cement & Services                                                           250,000
148  Casing Crews & Equipment                                                     65,000
151  Cores & Core Analysis                                                             0
152  Logging                                                                     320,000
153  Mudlogging                                                                        0
154  Testing - DSTs & RFTs                                                             0
155  Mud Consultant                                                              150,000
158  Divers & Equipment                                                           90,000
160  Geological Supervision                                                            0
161  Drilling Supervision                                                        180,000
162  Camp Expenses &I Supplies                                                    35,000
163  Communications - Telephone & Radio                                           35,000
164  Insurance & Bonds                                                            90,000
168  Drilling Overhead (COPAS)                                                    90,000
169  Miscellaneous Expenses                                                      135,000
170  P&A - Cement & Services                                                      75,000
171  P&A - Other Costs                                                           500,000
175  Dryhole Contributions                                                             0
179  Contingency                                                              $2,431,000
194  Company Labor & Expenses                                                     90,000
     TOTAL INTANGIBLE DRILLING COSTS                                         $18,638,600

     TANGIBLE DRILLING COSTS - (BCP)                                          $ ESTIMATED      $ ACTUAL

235   Drive Pipe                        250  of              36 "@  $275/ft       68,750
240   Conductor Casing                1,400  of              22 "@  $120/ft      168,000
241   Surface Casing                  3,400  of          18 5/8 "@  $100/ft      340,000
242   Intermediate Csng               8,000  of          13 5/8 "@   $85/ft      680,000
243   Liner                           14000  of           9 5/8 "@    60/ft      840,000
246   Bradenhead & Casing Spools                                                       -
248   Mudline Suspension System    + Subsea Wellheads                            650,000
249   Other Equipment                                                            100,000
      TOTAL TANGIBLE DRILLING COST - (BCP)                                    $2,847,000

      TOTAL DRILLING TO CASING POINT                                         $21,485,600
-----------------------------------------------------------------------------------------

      Prepared by: /s/ Randy Reese          Randy Reese               Date      26-Jan-06
      -----------------------------------------------------------------------------------
      Reviewed by: /s/ C. J. Looke          C. J. Looke               Date      26-Jan-06

[LOGO OMITTED]
Ridgewood Energy

February 16, 2006



Walter Oil & Gas Corporation
Attn: Mr. Chad Elias
1100 Louisiana, Suite 200
Houston, TX 77002


SUBJECT: Participation Agreement
         Garden Banks Blocks 346 & 390

Dear Mr. Elias:

Attached please find one (1) original Participation Agreement effective January 1, 2006, by and between Walter Oil and Gas Corporation and Ridgewood Energy Corporation covering subject blocks. This document has been executed by W. Greg Tabor on behalf of Ridgewood Energy.

Should you have any questions or need addition information, please contact me at 281.293.9464.


Sincerely,

/s/ Donna Ermis
Donna Ermis
Office Manager
Ridgewood Energy








                11700 Old Katy Road, Suite 280, Houston, TX 77079
                        (T) 281.293.9464 (F) 281.293.7391
                             www.ridgewoodenergy.com